WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
CONSOLIDATED EARNINGS
(in millions)

	Q1		Q2		Q3		Q4		Year-to-date
	March 30,	April 1,	June 29,	July 1,	Sept. 28,	Sept. 30,	Dec. 31,	Dec. 30,	Dec. 31,	Dec. 30,
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Net sales and revenues:
Weyerhaeuser	$1,650	$2,109	$1,797	$2,372	$1,757	$2,170	$1,406	$1,814	$6,610	$8,465
Real Estate	371	487	354	559	329	598	354	715	1,408	2,359
Total net sales and revenues	2,021	2,596	2,151	2,931	2,086	2,768	1,760	2,529	8,018	10,824

Costs and expenses:
Weyerhaeuser:
Costs of products sold	1,383	1,738	1,499	1,958	1,397	1,754	1,196	1,532	5,475	6,982
Depreciation, depletion and amortization	144	153	145	148	147	154	139	139	575	594
Selling expenses	56	66	55	66	54	59	52	69	217	260
General and administrative expenses	147	163	124	155	109	142	76	148	456	608
Research and development expenses	17	16	18	18	14	18	15	19	64	71
Charges for restructuring (1)	1	3	39	1	11	16	15	14	66	34
Charges for closure of facilities (2)	53	3	30	16	—	19	10	78	93	116
Impairment of goodwill (3)	3	22	2	—	—	1	827	7	832	30
Other operating costs (income), net (4) (5)	46	26	(16)	33	23	5	58	(34)	111	30
	1,850	2,190	1,896	2,395	1,755	2,168	2,388	1,972	7,889	8,725
Real Estate:
Costs and operating expenses	327	379	321	415	369	451	506	507	1,523	1,752
Depreciation and amortization	4	6	5	5	5	6	4	6	18	23
Selling expenses	36	41	37	45	32	45	34	48	139	179
General and administrative expenses	29	28	27	27	26	26	24	18	106	99
Other operating costs (income), net	(1)	(4)	(1)	5	(4)	(1)	6	(5)	—	(5)
Impairment of long-lived assets and other related charges	33	—	246	12	226	23	369	93	874	128
	428	450	635	509	654	550	943	667	2,660	2,176
Total costs and expenses	2,278	2,640	2,531	2,904	2,409	2,718	3,331	2,639	10,549	10,901

Operating income (loss)	(257)	(44)	(380)	27	(323)	50	(1,571)	(110)	(2,531)	(77)

Interest expense and other:
Weyerhaeuser:
Interest expense incurred	(132)	(131)	(126)	(136)	(125)	(128)	(122)	(132)	(505)	(527)
Less: interest capitalized	24	30	21	29	11	29	3	30	59	118
Gain (loss) on early extinguishment of debt	—	—	—	(42)	(1)	(3)	33	—	32	(45)
Interest income and other (6)	13	20	117	25	30	20	168	18	328	83
Equity in income (loss) of affiliates	(5)	(1)	3	(1)	10	2	6	(5)	14	(5)
Real Estate:
Interest expense incurred	(12)	(12)	(14)	(17)	(10)	(15)	(9)	(13)	(45)	(57)
Less: interest capitalized	12	12	14	17	10	15	9	13	45	57
Interest income and other	1	3	—	1	1	2	—	1	2	7
Equity in income of unconsolidated entities (7)	—	18	1	15	14	13	7	4	22	50
Investment impairments and other related charges	(18)	—	(57)	(1)	(6)	(4)	(47)	(31)	(128)	(36)
Loss from continuing operations before income taxes	(374)	(105)	(421)	(83)	(389)	(19)	(1,523)	(225)	(2,707)	(432)
Income taxes (8)	139	39	214	32	211	12	324	98	888	181
Loss from continuing operations	(235)	(66)	(207)	(51)	(178)	(7)	(1,199)	(127)	(1,819)	(251)

Earnings (loss) from discontinued operations, net of taxes (9)	87	786	111	83	458	108	(13)	64	643	1,041
Net earnings (loss)	$(148)	$720	$(96)	$32	$280	$101	$(1,212)	$(63)	$(1,176)	$790

Basic net earnings (loss) per share:
Continuing operations	$(1.11)	$(0.28)	$(0.98)	$(0.23)	$(0.84)	$(0.03)	$(5.67)	$(0.60)	$(8.61)	$(1.15)
Discontinued operations	0.41	3.37	0.53	0.38	2.17	0.50	(0.06)	0.30	3.04	4.75
Net earnings (loss) per share	$(0.70)	$3.09	$(0.45)	$0.15	$1.33	$0.47	$(5.73)	$(0.30)	$(5.57)	$3.60

Diluted net earnings (loss) per share:
Continuing operations	$(1.11)	$(0.28)	$(0.98)	$(0.23)	$(0.84)	$(0.03)	$(5.67)	$(0.60)	$(8.61)	$(1.15)
Discontinued operations	0.41	3.37	0.53	0.38	2.17	0.50	(0.06)	0.30	3.04	4.75
Net earnings (loss) per share	$(0.70)	$3.09	$(0.45)	$0.15	$1.33	$0.47	$(5.73)	$(0.30)	$(5.57)	$3.60

Dividends paid per share	$0.60	$0.60	$0.60	$0.60	$0.60	$0.60	$0.60	$0.60	$2.40	$2.40

Weighted average shares outstanding (in thousands):
Basic	211,195	233,242	211,262	217,688	211,284	215,154	211,289	211,135	211,258	219,305
Diluted	211,195	233,242	211,262	217,688	211,284	215,154	211,289	211,135	211,258	219,305
Common and exchangeable shares outstanding at end of period (in thousands)	211,243	217,726	211,279	217,759	211,289	211,106	211,289	211,147	211,289	211,147

PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
FOOTNOTES TO CONSOLIDATED EARNINGS
(in millions)

(1)	See detail of restructuring charges by segment on page 4.

(2)	See detail of closure charges by segment on page 4.

(3)	(a)	The first quarter of 2007 includes a charge of $22 million for the impairment of goodwill associated with Canadian Wood Products distribution facilities.
(b)	Goodwill impairment charges recognized in the third and fourth quarters of 2007 and the first and second quarters of 2008 were associated with U.S. Wood Products distribution facilities.
(c)	The fourth quarter of 2008 includes charges of $733 million and $94 million for the impairment of goodwill associated with our Wood Products and Cellulose Fibers segments, respectively.

(4)	Includes net foreign exchange gains (losses), primarily from fluctuations in Canadian and New Zealand exchange rates:

								Year-to-date
Q1 2008	Q1 2007	Q2 2008	Q2 2007	Q3 2008	Q3 2007	Q4 2008	Q4 2007	2008	2007
$ (11)	$7	$3	$29	$(13)	$3	$(27)	$6	$(48)	$45

(5)	(a)	The first quarter of 2008 includes charges of $18 million related to OSB litigation and $17 million for a change in accounting for our environmental remediation reserves.
(b)	The second quarter of 2008 includes a gain of $52 million related to changes in postretirement benefit plans for salaried employees and a gain of $7 million on sale of properties.
(c)	The third quarter of 2008 includes a $13 million gain related to the reduction in the reserve for hardboard siding claims.
(d)	The fourth quarter of 2008 includes charges of $16 million for Wood Products asset impairments.
(e)
The first, second, third and fourth quarters of 2008 include charges of $5 million, $23 million, $19 million, and $22 million, respectively, or $69 million year-to-date for the impairment of previously capitalized interest on Real Estate assets.

(f)	The first, second, and fourth quarters of 2007 include charges of $34 million, $12 million, and $6 million, respectively, for asset impairments related to Wood Products facilities.
(g)
The second quarter of 2007 includes a $40 million charge for legal settlements and a contract termination and $6 million in additional charges related to the sale of Canadian Wood Products distribution facilities.

(h)
The third quarter of 2007 includes gains of $9 million on the sale of previously closed facility sites, a $4 million charge for a legal settlement and charges of $13 million to transition to a new IT service provider.

(i)
The fourth quarter of 2007 includes a charge of $10 million for storm-related casualty losses, a gain of $27 million on the sale of an export facility, and gains of $12 million on sales of operations including our New Zealand joint venture.

(6)	The second and fourth quarters of 2008 include pre-tax gains of $101 million and $149 million, respectively, from the restructuring of our investments in Uruguay.

(7)	The third quarter of 2008 includes $12 million of income from a commercial partnership investment.

(8)	(a)	The second and fourth quarters of 2008 include $14 million and $7 million, respectively, for tax benefits related to the release of FIN 48 tax liabilities.
(b)	The fourth quarter of 2007 includes a one-time tax benefit of $22 million related to a reduction in the Canadian federal income tax rate.

(9)
Discontinued operations include the net operating results of the Containerboard, Packaging and Recycling business, our Australian operations, and our Trus Joist® Commercial Division for all periods presented. Discontinued operations for the first quarter of 2007 also include the net operating results of the Fine Paper business and related assets.

Results of discontinued operations exclude certain general corporate overhead costs that have been allocated to and are included in contribution to earnings for the operating segments.  Discontinued operations also include an allocation of net pension and postretirement income or expense. Discontinued operations related to Containerboard, Packaging and Recycling and Trus Joist® Commercial Division do not include any allocation of interest expense.

Summary results of discontinued operations:	Q1		Q2		Q3		Q4		Year-to-date
	Q1 2008	Q1 2007	Q2 2008	Q2 2007	Q3 2008	Q3 2007	Q4 2008	Q4 2007	2008	2007
Net sales	$1,372	$1,858	$1,459	$1,403	$535	$1,378	$17	$1,408	$3,383	$6,047

Net earnings from operations (after-tax) (a)(b)(c)(d)	$87	$65	$111	$87	$(6)	$108	$1	$86	$193	$346
Net gain (loss) on divestitures and sales (after-tax) (e)(f)(g)	$—	$721	$—	$(4)	$464	$—	$(14)	$(22)	$450	$695
Net earnings from discontinued operations	$87	$786	$111	$83	$458	$108	$(13)	$64	$643	$1,041

(a)	The second quarter of 2007 includes an after-tax $18 million gain on the sale of a previously closed box plant site.
(b)	The third quarter of 2007 includes after-tax income of $28 million from the settlement of litigation associated with an Ontario fine paper mill.
(c)	The fourth quarter of 2007 includes a one-time charge of $9 million related to a change in Mexican federal income tax laws.
(d)	The third quarter of 2008 includes an after-tax charge of $22 million for asset impairments related to our Trus Joist® Commercial Division.
(e)
The third quarter of 2008 includes an after-tax gain of $158 million on the sale of our Australian operations and an after-tax gain of $303 million on the sale of the Containerboard, Packaging and Recycling business.

(f)
The fourth quarter of 2008 includes an additional after-tax gain of $2 million related to the sale of our Australian operations and an additional after-tax charge of $16 million related to the sale of the Containerboard, Packaging and Recycling business.

(g)	2007 activity relates to the divestiture of our Fine Paper business and related assets.

PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
NET SALES AND REVENUES:
(in millions)

	Q1		Q2		Q3		Q4		Year-to-date
	March 30,	April 1,	June 29,	July 1,	Sept. 28,	Sept. 30,	Dec. 31,	Dec. 30,	Dec. 31,	Dec. 30,
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Timberlands:
Logs	$143	$170	$174	$172	$180	$168	$172	$150	$669	$660
Other products	54	64	50	42	74	84	52	72	230	262
	197	234	224	214	254	252	224	222	899	922
Wood Products:
Softwood lumber	361	574	403	647	393	580	286	440	1,443	2,241
Engineered solid section	105	155	121	185	114	155	74	113	414	608
Engineered I-Joists	73	117	86	147	79	124	46	79	284	467
Oriented strand board	105	152	110	153	113	151	88	133	416	589
Plywood	57	100	59	106	48	89	38	71	202	366
Hardwood lumber	80	90	80	99	72	89	59	77	291	355
Other products produced	49	50	51	64	63	61	62	51	225	226
Other products purchased for resale	136	232	161	261	124	200	72	154	493	847
	966	1,470	1,071	1,662	1,006	1,449	725	1,118	3,768	5,699
Cellulose Fibers:
Pulp	345	405	355	370	346	345	311	358	1,357	1,478
Liquid packaging board	67	56	74	72	73	61	76	58	290	247
Other products	33	21	31	28	28	30	26	28	118	107
	445	482	460	470	447	436	413	444	1,765	1,832

Fine Paper: (1)
Paper	—	432	—	—	—	—	—	—	—	432
Coated groundwood	—	26	—	—	—	—	—	—	—	26
Other products	—	1	—	—	—	—	—	—	—	1
	—	459	—	—	—	—	—	—	—	459

Containerboard, Packaging and Recycling: (2)
Containerboard	141	119	118	109	42	99	—	130	301	457
Packaging	987	951	1,074	1,043	388	1,015	—	1,010	2,449	4,019
Recycling	113	94	121	103	41	106	—	110	275	413
Bags	23	23	24	23	9	23	—	27	56	96
Other products	33	39	38	49	17	50	—	45	88	183
	1,297	1,226	1,375	1,327	497	1,293	—	1,322	3,169	5,168

Real Estate	371	487	354	559	329	598	354	715	1,408	2,359

Corporate and Other (3)	117	96	126	102	88	118	61	116	392	432

Less: sales of discontinued operations	(1,372)	(1,858)	(1,459)	(1,403)	(535)	(1,378)	(17)	(1,408)	(3,383)	(6,047)
	$2,021	$2,596	$2,151	$2,931	$2,086	$2,768	$1,760	$2,529	$8,018	$10,824

(1)	First quarter 2007 results include 9 weeks of operations for the Fine Paper business and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.
(2)	Third quarter 2008 results include 5 weeks of operations for the Containerboard, Packaging, and Recycling business, prior to the sale of this business to International Paper.
(3)	Third quarter 2008 results includes 4 weeks of operations for the Australian operations, prior to the sale of this business.

PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS:
(in millions)

	Q1		Q2		Q3		Q4		Year-to-date
	March 30,	April 1,	June 29,	July 1,	Sept. 28,	Sept. 30,	Dec. 31,	Dec. 30,	Dec. 31,	Dec. 30,
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Timberlands (1)(3)(5)(6)(7)	$112	$175	$103	$141	$107	$163	$62	$148	$384	$627
Wood Products (1)(2)(3)(5)(8)	(277)	(167)	(164)	(123)	(146)	(131)	(960)	(313)	(1,547)	(734)
Cellulose Fibers (1)(3)(5)(9)	56	22	42	48	78	79	(29)	80	147	229
Fine Paper (2)(5)	—	20	—	—	—	—	—	—	—	20
Containerboard, Packaging and Recycling (1)(2)(3)(5)(10)	89	67	105	112	10	104	—	99	204	382
Real Estate (1)(3)(5)(11)	(74)	58	(337)	64	(316)	60	(630)	22	(1,357)	204
Corporate and Other (1)(2)(3)(4)(5)(6)(12)	(41)	580	111	(43)	1,369	(14)	119	(48)	1,558	475
	$(135)	$755	$(140)	$199	$1,102	$261	$(1,438)	$(12)	$(611)	$1,203

FOOTNOTES TO CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS
(in millions)

(1)	Restructuring charges (reversals) by segment:

									Year-to-date
	Q1 2008	Q1 2007	Q2 2008	Q2 2007	Q3 2008	Q3 2007	Q4 2008	Q4 2007	2008	2007
Timberlands	$—	$—	$—	$1	$—	$2	$—	$(2)	$—	$1
Wood Products	—	2	4	—	1	4	2	14	7	20
Cellulose Fibers	—	—	—	—	—	3	—	—	—	3
Containerboard, Packaging and Recycling	—	—	—	1	(1)	—	—	1	(1)	2
Real Estate	—	—	—	—	—	—	10	—	10	—
Corporate and Other	1	1	35	—	10	7	13	3	59	11
	$1	$3	$39	$2	$10	$16	$25	$16	$75	$37

The above restructuring charges include costs incurred within the company's discontinued operations.

(2)	Closure charges by segment:

									Year-to-date
	Q1 2008	Q1 2007	Q2 2008	Q2 2007	Q3 2008	Q3 2007	Q4 2008	Q4 2007	2008	2007
Wood Products	53	3	30	15	—	19	9	78	92	115
Fine Paper	—	2	—	—	—	—	—	—	—	2
Containerboard, Packaging and Recycling	8	2	3	3	—	—	—	3	11	8
Corporate and Other	—	—	—	1	—	—	1	—	1	1
	$61	$7	$33	$19	$—	$19	$10	$81	$104	$126

The above closure charges include costs incurred within the company's discontinued operations.

(3)	Share-based compensation charges recognized by segment:

									Year-to-date
	Q1 2008	Q1 2007	Q2 2008	Q2 2007	Q3 2008	Q3 2007	Q4 2008	Q4 2007	2008	2007
Timberlands	$1	$1	$—	$—	$1	$1	$—	$—	$2	$2
Wood Products	3	2	2	2	1	1	1	1	7	6
Cellulose Fibers	2	2	—	—	1	—	1	1	4	3
Containerboard, Packaging and Recycling	3	1	2	2	5	1	—	1	10	5
Real Estate	2	2	1	1	—	—	1	1	4	4
Corporate and Other	15	14	2	5	5	—	(2)	2	20	21
	$26	$22	$7	$10	$13	$3	$1	$6	$47	$41

The above share-based compensation charges include costs incurred within the company's discontinued operations.

(4)	Net foreign exchange gains (losses) included in Corporate and Other:

								Year-to-date
Q1 2008	Q1 2007	Q2 2008	Q2 2007	Q3 2008	Q3 2007	Q4 2008	Q4 2007	2008	2007
$(11)	$7	$4	$34	$(11)	$2	$(25)	$6	$(43)	$49

The above foreign exchange gains (losses) include costs incurred within the company's discontinued operations.

PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS (CONTINUED)
(in millions)

(5)
Effective with the first quarter of 2008, the company's recurring pension credits (costs) are no longer being allocated to the Weyerhaeuser operating segments. Effective with the third quarter of 2008, the company's recurring postretirement credits (costs) are no longer being allocated to the Weyerhaeuser operating segments. These Weyerhaeuser pension and postretirement credits (costs) are reported in the Corporate and Other segment with the exception of certain union-negotiated postretirement benefits that are reflected in the Cellulose Fibers segment. Pension and postretirement credits (costs) related to real estate operations are reported in the Real Estate segment.

The information presented below excludes gains (losses) for plan curtailments, settlements and special termination benefits. These items are included in net gains from divestitures, gain from changes in postretirement benefit plans and charges for facility closures that are separately addressed in these footnotes.

Pension credits (costs) recognized by segment, excluding charges for curtailments, settlements and special termination benefits:

									Ye ar-to-date
	Q1 2008	Q1 2007	Q2 2008	Q2 2007	Q3 2008	Q3 2007	Q4 2008	Q4 2007	20 08	20 07
Timberlands	$—	$1	$—	$1	$—	$1	$—	$1	$—	$4
Wood Products	—	5	—	11	—	13	—	10	—	39
Cellulose Fibers	—	—	—	4	—	2	—	2	—	8
Fine Paper	—	1	—	—	—	—	—	—	—	1
Containerboard, Packaging and Recycling	—	3	—	10	—	9	—	8	—	30
Real Estate	1	—	—	—	1	(1)	3	—	5	(1)
Corporate and Other	38	—	30	1	50	—	54	2	172	3
	$39	$10	$30	$27	$51	$24	$57	$23	$177	$84

Postretirement credits (costs) recognized by segment, excluding charges for curtailments, settlements and special termination benefits:

									Year-to-date
	Q1 2008	Q1 2007	Q2 2008	Q2 2007	Q3 2008	Q3 2007	Q4 2008	Q4 2007	2008	2007
Timberlands	$(1)	$(1)	$(1)	$(1)	$—	$(1)	$—	$(1)	$(2)	$(4)
Wood Products	(7)	(6)	(6)	(7)	—	(6)	—	(10)	(13)	(29)
Cellulose Fibers	(3)	(3)	(3)	(2)	(1)	(4)	(2)	(3)	(9)	(12)
Fine Paper	—	(1)	—	—	—	—	—	—	—	(1)
Containerboard, Packaging and Recycling	(5)	(4)	(5)	(4)	—	(5)	—	(7)	(10)	(20)
Real Estate	(1)	(1)	(1)	(1)	(1)	—	1	(1)	(2)	(3)
Corporate and Other	(6)	(7)	(7)	(6)	12	(5)	15	(13)	14	(31)
	$(23)	$(23)	$(23)	$(21)	$10	$(21)	$14	$(35)	$(22)	$(100)

(6)
Effective July 2008, Weyerhaeuser's international operations outside of North America are reported as part of the Timberlands segment.  These operations, which consist primarily of timberlands and related converting operations in South America, were previously reported as part of the Corporate and Other segment.  Segment results for prior quarters have been recast to reflect these operations in a consistent manner.  Results of the company's discontinued Australian operations and the company's joint venture investment in Uruguay, prior to its restructuring in second quarter of 2008, continue to be reported in the Corporate and Other segment.

(7)	Additional Timberlands note:

The fourth quarter of 2007 includes a charge of $10 million for storm-related casualty losses and a gain of $27 million on the sale of an export facility.

(8)	Additional Wood Products notes:

2008:

(a)	The first quarter includes a charge of $18 million for a reserve for litigation.

(b)	The second quarter includes a gain of $7 million on the sale of property.

(c)
The third quarter includes charges of $31 million for asset impairments related to Wood Products facilities, $6 million of goodwill impairment and income of $13 million for a reduction in the reserve for hardboard siding claims.

(d)	The fourth quarter includes charges of $733 million for the impairment of goodwill and $16 million for the impairment of other intangible assets.

2007:

(e)
The first quarter includes charges of $22 million for the impairment of goodwill associated with Canadian distribution facilities and $34 million in asset impairments related to Wood Products facilities.

(f)
The second quarter includes a charge of $17 million for the settlement of litigation, charges of $12 million for asset impairments related to Wood Products facilities and $6 million in additional charges related to the sale of Canadian distribution facilities.

(g)
The third quarter includes $7 million of income from the sale of a veneer facility and a previously closed distribution center site, charges of $4 million for the settlement of litigation and $4 million for restructuring activities.

(h)	The fourth quarter includes charges of $7 million in goodwill impairments and $6 million in asset impairments and a gain of $3 million on the sale of a facility.

PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS (CONTINUED)
(in millions)

(9)	Additional Cellulose Fibers note:

The fourth quarter of 2008 includes a charge of $94 million for the impairment of goodwill.

(10)	Additional Containerboard, Packaging and Recycling notes:

2008:

(a)
The first quarter includes an $11 million benefit resulting from the cessation of depreciation on assets held for sale and $6 million of insurance proceeds related to a fire at the Closter, NJ box plant.

(b)
The second quarter includes a $72 million benefit resulting from the cessation of depreciation on assets held for sale, income of $5 million from the sale of property, and charges of $6 million for litigation expenses.

(c)	The third quarter includes only 5 weeks of operations as the sale of our Containerboard, Packaging and Recycling business to International Paper was completed on August 4, 2008.

2007:

(d)	The second quarter includes a $29 million gain on the sale of a previously closed box plant site in California and $3 million in charges related to a fire at the Closter, NJ box plant.

(e)	The third quarter includes $3 million of income related to the sale of a previously closed box plant site.

(11)	Additional Real Estate notes:

2008:

(a)	The first quarter includes charges of $33 million for the impairment of homebuilding assets, $18 million related to investment activities and $4 million for the write-off of pre-acquisition costs.

(b)	The second quarter includes charges of $246 million for the impairment of homebuilding assets, $57 million related to investment activities and $9 million for the write-off of pre-acquisition costs.

(c)
The third quarter includes charges of $226 million for the impairment of homebuilding assets, $6 million related to investment activities and $3 million for the write-off of pre-acquisition costs, partially offset by income of $12 million from a commercial partnership investment.

(d)
The fourth quarter includes charges of $369 million for the impairment of homebuilding assets, $47 million for investment impairments and other related charges, and $58 million for the write-off of pre-acquisition costs, for a total of $474 million in impairments and investment related charges. The fourth quarter also includes a charge of $10 million related to restructuring.

(e)	The first, third and fourth quarters include net losses on land and lot sales of $2 million, $87 million and $130 million respectively, or $219 million year-to-date.

2007:

(f)	The first, second, third, and fourth quarters include net gains on land and lot sales of $3 million, $3 million, $30 million, and $79 million, respectively, or $115 million year-to-date.

(g)	The first, second and third quarters each include charges of $1 million, and the fourth quarter includes charges of $3 million, or $6 million year-to-date, for the write-off of pre-acquisition costs.

(h)	The second quarter includes a gain of $42 million on the sale of an apartment project.

(i)	The second, third, and fourth quarters include charges for the impairment of long-lived assets of $12 million, $23 million, and $93 million, respectively, or $128 million year-to-date.

(j)	The second, third, and fourth quarters include charges for the impairment of investments of $1 million, $4 million, and $31 million, respectively, or $36 million year-to-date.

(12)	Additional Corporate and Other notes:

2008:

(a)
The first quarter includes charges of $17 million for a change in accounting for environmental remediation liability reserves and $5 million for the impairment of interest that was previously capitalized on Real Estate assets.

(b)
The second quarter includes a $101 million estimated pre-tax gain from the restructuring of our investments in Uruguay, a $52 million pre-tax gain from changes in our postretirement benefit plans covering salaried employees in the U.S., a charge of $35 million for corporate restructuring activities, and a charge of $23 million for the impairment of interest that was previously capitalized on Real Estate assets.

(c)
The third quarter includes a $1.17 billion pre-tax gain from the sale of the Containerboard, Packaging and Recycling business, a $217 million pre-tax gain from the sale of our Australian operations, a charge of $18 million for corporate restructuring activities, and a charge of $19 million for the impairment of interest that was previously capitalized on Real Estate assets.

(d)
The fourth quarter includes a $149 million pre-tax gain from the restructuring of our investments in Uruguay, and a charge of $22 million for the impairment of interest that was previously capitalized on Real Estate assets.

2007:

(e)
The first quarter includes a $629 million pre-tax gain, the second quarter includes charges of $4 million, and the fourth quarter includes charges of $19 million related to the distribution of the Fine Paper business and related assets to Weyerhaeuser shareholders.

(f)	The second quarter includes a $23 million charge for legal settlements and a contract termination.

(g)	The third quarter includes a $43 million gain on the settlement of litigation and charges of $20 million for restructuring activities and the transition to a new IT service provider.

(h)	The fourth quarter includes a gain of $9 million on the sale of our New Zealand joint venture.

PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
THIRD PARTY SALES VOLUMES:
(in millions)

	Q1		Q2		Q3		Q4		Year-to-date
	March 30,	April 1,	June 29,	July 1,	Sept. 28,	Sept. 30,	Dec. 31,	Dec. 30,	Dec. 31,	Dec. 30,
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Timberlands (thousands):
Logs — cubic meters (1)	2,294	2,124	2,728	2,155	2,478	2,277	2,672	2,162	10,172	8,718

Wood Products (millions):
Softwood lumber — board feet	1,257	1,657	1,252	1,805	1,197	1,654	1,016	1,422	4,722	6,538
Engineered solid section — cubic feet	6	7	6	10	6	8	5	5	23	30
Engineered I-Joists — lineal feet	56	82	70	108	63	92	38	56	227	338
Oriented strand board — square feet (3/8")	671	942	637	899	595	835	535	790	2,438	3,466
Plywood — square feet (3/8")	154	310	160	305	135	240	116	194	565	1,049
Hardwood lumber — board feet	87	89	88	99	83	93	66	82	324	363

Cellulose Fibers (thousands):
Pulp — air-dry metric tons	442	594	447	524	422	470	393	482	1,704	2,070
Liquid packaging board — tons	71	67	78	82	77	72	76	65	302	286

Fine Paper (thousands): (2)
Paper — tons	—	461	—	—	—	—	—	—	—	461
Coated groundwood — tons	—	38	—	—	—	—	—	—	—	38
Paper converting — tons	—	318	—	—	—	—	—	—	—	318

Containerboard, Packaging and Recycling (thousands): (3)
Containerboard — tons	285	259	234	230	84	205	—	263	603	957
Packaging — MSF	17,537	17,754	18,343	18,965	6,686	18,751	—	18,102	42,566	73,572
Recycling — tons	628	654	677	656	251	632	—	638	1,556	2,580
Kraft bags and sacks — tons	23	25	24	23	9	25	—	26	56	99

Real Estate:
Single-family homes sold	926	1,684	748	1,139	537	734	334	595	2,545	4,152
Single-family homes closed	844	976	869	1,062	720	1,145	755	1,244	3,188	4,427
Single-family homes sold but not closed at end of period	1,306	2,207	1,185	2,284	1,002	1,873	581	1,224	581	1,224

(1)	Effective with our fourth quarter 2008 reporting, log sales volumes are reported in cubic meters. Historically, this information has been reported in cunits. One cunit is equal to 2.83 cubic meters.
(2)	First quarter 2007 results include 9 weeks of operations for Fine Paper and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.
(3)	Third quarter 2008 results include 5 weeks of operations for the Containerboard, Packaging, and Recycling business, prior to the sale of this business to International Paper.

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
TOTAL PRODUCTION VOLUMES:
(in millions)

	Q1		Q2		Q3		Q4		Year-to-date
	March 30,	April 1,	June 29,	July 1,	Sept. 28,	Sept. 30,	Dec. 31,	Dec. 30,	Dec. 31,	Dec. 30,
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Timberlands (thousands):
Fee depletion — cubic meters (1)	5,923	6,056	6,160	5,768	5,834	5,742	5,940	5,482	23,857	23,048

Wood Products (millions):
Softwood lumber — board feet	1,187	1,427	1,180	1,451	1,107	1,405	977	1,207	4,451	5,490
Engineered solid section — cubic feet	6	6	6	9	6	8	4	5	22	28
Engineered I-Joists— lineal feet	58	87	61	114	60	91	39	47	218	339
Oriented strand board — square feet (3/8")	697	968	670	847	585	834	516	779	2,468	3,428
Plywood — square feet (3/8")	74	114	95	115	89	110	75	84	333	423
Hardwood lumber — board feet	71	73	67	75	64	80	51	66	253	294

Cellulose Fibers (thousands):
Pulp — air-dry metric tons	455	539	417	419	452	445	436	448	1,760	1,851
Liquid packaging board — tons	64	60	77	77	75	72	81	74	297	283

Fine Paper (thousands): (2)
Paper — tons (3)	—	444	—	—	—	—	—	—	—	444
Coated groundwood — tons	—	43	—	—	—	—	—	—	—	43
Paper converting — tons	—	318	—	—	—	—	—	—	—	318
									—
Containerboard, Packaging and Recycling (thousands): (4)
Containerboard — tons (5)	1,558	1,515	1,488	1,506	593	1,575	—	1,510	3,639	6,106
Packaging — MSF	18,356	19,007	19,087	19,721	6,933	19,547	—	18,946	44,376	77,221
Recycling — tons (6)	1,563	1,619	1,755	1,589	605	1,838	—	1,609	3,923	6,655
Kraft bags and sacks — tons	22	23	22	23	8	23	—	24	52	93

(1)	Effective with our fourth quarter 2008 reporting, fee depletion volume is reported in cubic meters. Historically, this information has been reported in cunits. One cunit is equal to 2.83 cubic meters.
(2)	First quarter 2007 results include 9 weeks of operations for Fine Paper and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.
(3)	Paper production includes unprocessed rolls and converted paper volumes.
(4)	Third quarter 2008 results include 5 weeks of operations for the Containerboard, Packaging, and Recycling business, prior to the sale of this business to International Paper.
(5)	Containerboard production represents machine production and includes volumes that were further processed into packaging and kraft bags and sacks by company facilities.
(6)	Recycling production includes volumes processed in Weyerhaeuser recycling facilities that were consumed by company facilities and brokered volumes.

PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

	March 30,	June 29,	Sept. 28,	Dec. 31,	Dec. 30,
	2008	2008	2008	2008	2007
Assets

Weyerhaeuser
Current assets:
Cash and cash equivalents	$46	$73	$4,099	$2,288	$79
Short-term investments	—	—	701	138	—
Receivables, less allowances	760	754	659	697	651
Inventories	805	722	712	737	795
Prepaid expenses	149	133	113	101	164
Deferred tax assets	146	150	153	149	125
Current assets of discontinued operations	1,207	1,261	28	23	1,200
Total current assets	3,113	3,093	6,465	4,133	3,014
Property and equipment	3,950	4,011	4,021	3,858	4,112
Construction in progress	321	239	121	104	289
Timber and timberlands at cost, less fee stumpage charged to disposals	3,812	4,021	4,041	4,205	3,769
Investments in and advances to equity affiliates	308	192	196	203	285
Goodwill	925	924	918	42	941
Deferred pension and other assets	2,499	2,538	2,259	608	2,445
Restricted assets held by special purpose entities	914	916	914	916	916
Noncurrent assets of discontinued operations	4,204	4,254	11	11	4,255
	20,046	20,188	18,946	14,080	20,026

Real Estate
Cash and cash equivalents	16	8	3	6	21
Receivables, less allowances	60	77	84	74	63
Real estate in process of development and for sale	1,190	993	860	751	1,270
Land being processed for development	1,675	1,600	1,453	1,121	1,622
Investments in unconsolidated entities, less reserves	43	46	41	30	58
Other assets	458	581	615	633	473
Consolidated assets not owned	268	218	214	40	273
	3,710	3,523	3,270	2,655	3,780
Total assets	$23,756	$23,711	$22,216	$16,735	$23,806

Liabilities

Weyerhaeuser
Current liabilities:
Notes payable and commercial paper	$151	$164	$—	$1	$54
Current maturities of long-term debt	807	870	880	407	507
Accounts payable	493	506	449	379	585
Accrued liabilities	863	939	2,212	1,023	959
Current liabilities of discontinued operations	468	508	3	2	502
Total current liabilities	2,782	2,987	3,544	1,812	2,607
Long-term debt	6,058	5,996	5,440	5,153	6,059
Deferred income taxes	2,562	2,666	2,683	1,805	2,579
Deferred pension, other postretirement benefits and other liabilities	1,634	1,265	1,235	1,538	1,657
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	763	764	764	764	765
Noncurrent liabilities of discontinued operations	743	769	—	—	723
	14,542	14,447	13,666	11,072	14,390
Real Estate
Notes payable and commercial paper	—	—	2	—	—
Long-term debt	956	1,096	501	456	775
Other liabilities	360	343	334	358	432
Consolidated liabilities not owned	198	132	108	35	228
	1,514	1,571	945	849	1,435
Shareholders' Interest

Total liabilities	16,056	16,018	14,611	11,921	15,825
Shareholders' interest	7,700	7,693	7,605	4,814	7,981
Total liabilities and shareholders' interest	$23,756	$23,711	$22,216	$16,735	$23,806

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
STATEMENT OF CASH FLOWS
SELECTED INFORMATION (unaudited)
(in millions)

	Q1		Q2		Q3		Q4		Year-to-date
	March 30,	April 1,	June 29,	July 1,	Sept. 28,	Sept. 30,	Dec. 31,	Dec. 30,	Dec. 31,	Dec. 30,
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Net cash from operations	$(282)	$(281)	$220	$167	$(86)	$200	$(1,191)	$557	$(1,339)	$643
Cash paid for property and equipment (1)	$(98)	$(114)	$(107)	$(140)	$(77)	$(176)	$(91)	$(232)	$(373)	$(662)
Cash paid for timberlands reforestation (1)	$(16)	$(12)	$(11)	$(12)	$(9)	$(8)	$(17)	$(12)	$(53)	$(44)
Cash received from issuances of debt	$—	$—	$—	$—	$—	$451	$—	$170	$—	$621
Revolving credit facilities, notes and commercial paper borrowings, net	$534	$291	$257	$76	$(1,271)	$108	$28	$(432)	$(452)	$43
Payments on debt	$(4)	$(466)	$(103)	$(1,091)	$(92)	$(54)	$(773)	$(5)	$(972)	$(1,616)
Proceeds from the sale of operations	$21	$1,350	$41	$100	$6,351	$7	$13	$172	$6,426	$1,629
Repurchases of common stock	$—	$—	$—	$(22)	$—	$(441)	$—	$(10)	$—	$(473)

(1)   Capital spending is for Weyerhaeuser only and excludes Real Estate.

PRELIMINARY RESULTS — SUBJECT TO AUDIT